UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 11, 2006

GFR PHARMACEUTICALS INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-27959
(Commission File Number)

77-0517964
(I.R.S. Employer Identification No.)

Suite 11405 - 201A Street, Maple Ridge, British Columbia V2X 0Y3
(Address of Principal Executive Offices) (Zip Code)

(604) 460-8440
(Registrant's Telephone Number, Including Area Code)

Copies to:
Greentree Financial Group, Inc.
2610 N. Palm Aire Drive
Pompano Beach, FL 33069
(954) 975-9601 Tel
(954) 979-6695 Fax

    This Current Report on Form 8-K is filed by GFR Pharmaceuticals Inc., a Nevada corporation (the “Registrant”), in connection with the items set forth below.

 ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 26, 2006, the Registrant and predecessor of the Registrant, executed a Plan of Exchange (the “Plan of Exchange”) with New Century Scientific Investment Ltd., a corporation organized and existing under the laws of the Peoples’ Republic of China (“New Century”), Richard Pierce (“Mr. Pierce”), the president and majority shareholder of GFR Pharmaceuticals Inc., and Li An Guo (“Mr. Guo”), the majority shareholder of New Century. An executed copy of the Agreement is attached hereto as Exhibit 10.1.

On December 11, 2006, pursuant to the Agreement, Mr. Pierce delivered the 200,000 shares of common stock of the Registrant to the New Century and/or its nominee in exchange for total payments of $325,000 in cash and the Registrant issued to the New Century Shareholders an amount equal to 40,000,000 new investment shares of common stock of the Registrant pursuant to Regulation S under the Securities Act of 1933, as amended, representing approximately 95% of the Registrant's then outstanding shares of common stock, in exchange for a 90+% interest in the shares of registered capital of New Century. Upon completion of the exchange, New Century will be a 90+% owned subsidiary of the Registrant.

Closing of the Plan of Exchange

Pursuant to and as of the closing of the Agreement, which occurred on December 11, 2006, the Registrant authorized its transfer agent, to issue to the New Century Shareholders, 40,000,000 shares of common stock of the Registrant pursuant to Regulation S under the Securities Act of 1933, as amended, or approximately 95% of Registrant's then outstanding common stock, in exchange for a 90+% interest in the shares of capital stock/registered capital of New Century owned by the New Century Shareholders. Upon completion of the physical exchange of the share certificates, New Century will become a 90+% owned subsidiary of the Registrant.

     As previously reported, the Agreement contemplated that the exchange transaction would not immediately be consummated, but would close in escrow pursuant to an Escrow Agreement dated June 20, 2006 (the "Escrow Agreement"). The exchange of shares has been subject to the following conditions:

1.	New Century will propose a nominee to be appointed to the board of directors of GFRP.

2.	Both GFRP and New Century will obtain shareholder approval for all the transactions, if necessary.

3.	Both GFRP and New Century will obtain the approval of its Board of Directors for all the transactions.

4.	All parties will have conducted and completed due diligence to their satisfaction.

5.
New Century will have delivered audited financial statements and an audit report thereon for the year ended December 31, 2005 and unaudited financial statements for the quarter ended March 31, 2006, with any required audits prepared by a PCAOB member audit firm in accordance with U.S. GAAP.

6.	The rights of dissenting shareholders, if any, will have been satisfied prior to the closing.

7.	GFRP will eliminate all of its material liabilities.

8.	All of the shares of each of GFR Pharma, Inc., GFR Health, Inc., and Nutritionals Direct, Inc. (collectively, the “Subsidiaries”) will be sold to Richard Pierce or his nominee.

9.
All of the debt owed by the Subsidiaries to GFRP will be assigned to Richard Pierce or his nominee. The Board of Directors will approve after appropriate review (with Mr. Pierce abstaining) the settlement of debt with the Subsidiaries and will approve the acceptance of shares of the capital stock of GFR Pharma Ltd., as full payment of the debt.

10.	Richard Pierce will sell 200,000 shares of common stock to New Century or its nominee for the purchase price of $325,000.

11.	GFRP, New Century and Pierce will each deliver a certificate at closing to one another in a form set forth in the Plan of Exchange.

12.	Effective on closing, Richard Pierce will resign as a director and officer of GFRP.

13.
GFRP will file a Schedule 14F-1 with the Securities & Exchange Commission pursuant to Rule 14f-1 under the Exchange Act in order to provide advance notice of a change of the majority of directors on the Board of GFRP.

14.	GFRP will file Articles of Exchange with the Nevada Secretary of State.

15.
GFRP will, for a period of eighteen months following the closing of the exchange of shares, agree not to rollback, consolidate, or merge its common shares in any way that would effectively reduce the shareholdings of existing shareholders.

16.
Mr. Pierce will retain 370,000 shares of GFRP as an investment, of which 170,000 shares will be locked up and non-transferable for three months after the closing and the remaining 200,000 shares will be locked up and non-transferable for twelve months after closing of the exchange of shares.

17.	Within 60 days upon the effective date of the Plan of Exchange, GFRP will issue 40,000,000 restricted shares of Common Stock of GFRP to the shareholders of New Century.

 All of these conditions to closing have been met, and the Company, New Century, Mr. Guo and Mr. Pierce declared the exchange transaction consummated on December 11, 2006. As a result of the transactions consummated at the closing, shares representing approximately 95% of the Company’s post-issuance outstanding shares of common stock were issued to the New Century shareholders, and 90+% of the registered capital of New Century was acquired by the Company. Upon completion of the physical exchange of the share certificates, New Century became a 90+% owned subsidiary of the Company. The “closing date” as referred to herein means December 11, 2006.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On December 11, 2006, pursuant to the Plan of Exchange, dated June 26, 2006, Mr. Pierce delivered the 200,000 common shares of the Registrant to the New Century and/or its nominee in exchange for total payments of $325,000 in cash and the Registrant issued to the New Century Shareholders an amount equal to 40,000,000 new investment shares of common stock of the Registrant pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for a 90+% interest in the shares of registered capital of New Century. Upon completion of the exchange, New Century became a 90+% owned subsidiary of the Registrant.

ITEM 5.01 CHANGE OF CONTROL

Accordingly, there has been a change of control of the Registrant inasmuch as the New Century Shareholders now control approximately 95% of the voting power of the Registrant. In addition, nominees of the New Century Shareholders occupy two seats on the Registrant's Board of Directors.

As a result of the completion of the acquisition of New Century, the audited financial statements of New Century and pro forma combined financial statements are filed herein as required by Item 9.01 of Form 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

    The consummation of the exchange transaction has had several additional consequences. Richard Pierce was President and Director of the Company before the Closing. On December 11, 2006, Mr. Pierce resigned as President and Director, and the Board of Directors appointed Mr. Wang, Zhi Dong ("Mr. Wang") as Director of the Company to fill the one vacancy in the board due to the resignation of Mr. Pierce. Mr. Wang is also appointed as Chief Financial Officer and Vice President of the Company. The Board of Directors appointed Su, Jie as Chief Executive Officer of the Company. As a result, there will be a change in the management of the Company.

Su, Jie— Chief Executive Officer of the Company

    Mr. Su was born in 1963. He graduated from Henan Medical University with a Bachelor of Arts in 1984.

    After graduation, Mr. Su served as a hospital surgeon in China for 13 years until he went to work for Olympus where he was appointed as superintendent of the sales and marketing department in South China, Southwest China, Central China and Northwest China. Since 1999 he has worked hard to build up Olympus's 10 provincial offices in South China. He has been recognized for his creative ideas in staff training and problem solving at Olympus. In the time that Mr. Su went to work for Olympus, sales steadily increased between 30% and 50% per annum over the last seven years. Moreover, sales in South China reached RMB 0.2 billion.

    Since 2002, Mr. Su's proven experience and qualifications in management helped him become one of the top executives at Olympus. Mr. Su was responsible for the academic transfer, marketing management and after-sales services for the company. He also helped the company expand into new markets including Xinjiang which is now setting an example for other regional organizations.

    Mr. Su joined China Biosep Group Co. Ltd. in 2006 where he was put in charge of the negotiations for the merger between Biosep and Shan Xi New Century Scientific Investment Co. Ltd. The negotiations were completed within one month and the merging process proceeded smoothly as a result of Mr. Su's leadership skills.

Wang, Zhi Dong — Chief Financial Officer, Vice President and Director of the Company

    Mr. Wang was born in 1967. He graduated with a Masters in Civil and Commercial Law from the Northwest University of Politics and Law in the People's Republic of China.

    Mr. Wang has been the Chief Financial Officer of New Century since 2004. He is responsible for the financing and investing activities of New Century. From 2002 to 2004, Mr. Wang was the Vice General Manager of Western China Credit Guarantee Co. Ltd., in charge of the daily operations of the company. From 2000 to 2002, Mr. Wang was Director of the Asset Management Department in Shanghai Hua Chen Assets Management Co. Ltd., in charge of corporate investments, mergers and acquisitions, and asset reorganizations. Mr. Wang has more than 10 years of experiences in finance and accounting. He has significant experience in funds management, mergers and acquisitions.

    The Registrant currently has 41,079,940 issued and outstanding shares of common stock (including the new 40,000,000 new investment shares) that trade on the Over-The-Counter Bulletin Board under the symbol "GFRP".

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    As required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, the Registrant provided the financial statements of New Century, in reliance of Items 9.01(a)(4) and 9.01(b)(2), respectively.

ITEM 9.01(a) - FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The following audited financial statements of New Century prepared by Zhong Yi (Hong Kong) C.P.A. Company Limited are set forth below: (i) balance sheet; (ii) statement of operations; (iii) statement of cash flows; (iv) statement of equity for the years ended December 31, 2005 and 2004 and five months period ended May 31, 2006; and (v) the notes to the financial statements of said periods.

SHAANXI NEW CENTURY TECHNOLOGY
INVESTMENT DEVELOPMENT CO., LTD
(FORMERLY A DEVELOPMENT STAGE COMPANY)

Financial Statements
For The Years Ended December 31, 2004 And 2005
And Five Months Period Ended May 31, 2006

(With Report of Independent Registered Public Accounting Firm Thereon)

ZHONG YI (HONG KONG) C.P.A. COMPANY LIMITED

Certified Public Accountants

SHAANXI NEW CENTURY TECHNOLOGY
INVESTMENT DEVELOPMENT CO., LTD
(FORMERLY A DEVELOPMENT STAGE COMPANY)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Owners of
Shaanxi New Century Technology Investment Development Co., Ltd
(Formerly A Development Stage Company)

We have audited the accompanying balance sheets of Shaanxi New Century Technology Investment Development Co., Ltd (formerly a development stage company, “the Company”) as of December 31, 2004 and 2005 and May 31, 2006 and the related statements of operations, owners’ equity and comprehensive income and cash flows for the years ended December 31, 2004 and 2005 and five months period ended May 31, 2006. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shaanxi New Century Technology Investment Development Co., Ltd (formerly a development stage company) as of December 31, 2004 and 2005 and May 31, 2006 and the results of operations and cash flows for the years ended December 31, 2004 and 2005 and five months period ended May 31, 2006 and in conformity with accounting principles generally accepted in the United States of America.

/s/ Zhong Yi (Hong Kong) C.P.A. Company Limited
Zhong Yi (Hong Kong) C.P.A. Company Limited
Certified Public Accountants
Hong Kong, China
August 9, 2006

SHAANXI NEW CENTURY TECHNOLOGY
INVESTMENT DEVELOPMENT CO., LTD.
(FORMERLY A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS
AS OF DECEMBER 31, 2004 AND 2005 AND MAY 31, 2006
(Currency expressed in United States Dollars (“US$”))

		As of
	May 31, 2006	December 31, 2005	December 31, 2004
ASSETS

Current assets:
Cash and cash equivalents	$153,346	$4,023	$10,691
Accounts receivable, trade	114,387	-	-
Due from an owner	-	87,117	-
Prepayments	2,745,600	-	-
Other receivables	114,918	-	-

Total current assets	3,128,251	91,140	10,691

Plant and equipment, net	5,203,994	-	-

TOTAL ASSETS	$8,332,245	$91,140	$10,691

LIABILITIES AND OWNERS’ EQUITY

Current liabilities:
Secured bank loan	$1,572,480	$-	$-
Other payables and accrued liabilities	59,701	-	-
Income tax payable	44,832	-	-

Total current liabilities	1,677,013	-	-

Non-current liability:
Long-term payable to an owner	2,820,480	-	-

TOTAL LIABILITIES	4,497,493	-	-

Owners’ equity:
Paid-up capital, with authorized capital of Renminbi 30,000,000 (US$3,636,000)	3,636,000	13,407	10,706
Accumulated other comprehensive income	108,357	77,995	-
Statutory reserve	6,999	-	-
Retained earnings (accumulated deficit)	83,396	(262)	(15)

Total owners’ equity	3,834,752	91,140	10,691

TOTAL LIABILITIES AND OWNERS’ EQUITY	$8,332,245	$91,140	$10,691

See accompanying notes to financial statements.

SHAANXI NEW CENTURY TECHNOLOGY
INVESTMENT DEVELOPMENT CO., LTD.
(FORMERLY A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005 AND
FIVE MONTHS PERIOD ENDED MAY 31, 2006
(Currency expressed in United States Dollars (“US$”))

	Five months period ended May 31,	Years ended December 31,		From inception of the development stage on November 23, 2001 through December 31, 2005
	2006	2005	2004

Revenue, net	$389,696	$-	$-	$-

Operating expenses:
General and administrative	42,121	373	365	738
General and administrative - related parties	3,120	-	-	-
Depreciation	175,443	-	-	-
Total operating expenses	220,684	373	365	738

Income (loss) from operations	169,012	(373)	(365)	(738)

Other (expense) income:
Interest expense	(33,538)	-	-	-
Interest income	15	126	350	476

Income (loss) before tax	135,489	(247)	(15)	(262)

Income tax expense	(44,832)	-	-	-

Net income (loss)	$90,657	$(247)	$(15)	$(262)

See accompanying notes to financial statements.

SHAANXI NEW CENTURY TECHNOLOGY
INVESTMENT DEVELOPMENT CO., LTD.
(FORMERLY A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005 AND
FIVE MONTHS PERIOD ENDED MAY 31, 2006
(Currency expressed in United States Dollars (“US$”))

	Five months period ended May 31,	Years ended December 31,		From inception of the development stage on November 23, 2001 through December 31, 2005
	2006	2005	2004

Cash flows from operating activities:
Net income (loss)	$90,657	$(247)	$(15)	$(262)
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation	175,443	-	-	-
Changes in assets and liabilities:
Accounts receivable, trade	(114,387)	-	-	-
Due from an owner	(22,367)	(87,117)	-	(87,117)
Other receivables	(114,918)	-	-	-
Other payables and accrued liabilities	59,701	-	-	-
Income tax payable	44,832	-	-	-

Net cash provided by (used in) operating activities	118,961	(87,364)	(15)	(87,379)

Cash flows from financing activities
Net increase (decrease) in amount due to an owner	-	2,701	(29,171)	13,407

Net cash provided by (used in) financing activities	-	2,701	(29,171)	13,407

Foreign currency translation	30,362	77,995	-	77,995

NET CHANGE IN CASH AND CASH EQUIVALENTS	149,323	(6,668)	(29,186)	4,023

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR/PERIOD	4,023	10,691	39,877	-

CASH AND CASH EQUIVALENTS, END OF YEAR/PERIOD	$153,346	$4,023	$10,691	$4,023

Supplemental cash flows information:
Cash paid for interest	$33,538	$-	$-	$-
Income tax paid	$-	$-	$-	$-

Non-cash transactions:
Comprehensive income	$30,362	$77,995	$-	$77,995
Equipment financed by owners	$8,125,037	$-	$-	$-

See accompanying notes to financial statements.

SHAANXI NEW CENTURY TECHNOLOGY
INVESTMENT DEVELOPMENT CO., LTD.
(FORMERLY A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OWNERS’ EQUITY
AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005 AND
FIVE MONTHS PERIOD ENDED MAY 31, 2006
(Currency expressed in United States Dollars (“US$”))

	Paid-up Capital	Accumulated Other Comprehensive Income	Statutory Reserve	(Accumulated Deficit) Retained Earnings	Total

Balance as at November 23, 2001 (date of inception)	$-	$-	$-	$-	$-

Comprehensive income:
Net loss for the period	-	-	-	(15)	(15)
Total comprehensive income					(15)

Contributions from owners	10,706	-	-	-	10,706
Balance as at December 31, 2004	10,706	-	-	(15)	10,691

Comprehensive income:
Foreign currency translation	-	77,995	-	-	77,995
Net loss for the year	-	-	-	(247)	(247)
Total comprehensive income					77,748

Contributions from owners	2,701	-	-	-	2,701
Balance as at December 31, 2005	13,407	77,995	-	(262)	91,140

Comprehensive income:
Foreign currency translation	-	30,362	-	-	30,362
Net income for the period	-	-	-	90,657	90,657
Total comprehensive income					121,019

Appropriation to statutory reserve	-	-	6,999	(6,999)	-
Contributions from owners	3,622,593	-	-	-	3,622,593
Balance as at May 31, 2006	$3,636,000	$108,357	$6,999	$83,396	$3,834,752

See accompanying notes to financial statements.

SHAANXI NEW CENTURY TECHNOLOGY
INVESTMENT DEVELOPMENT CO., LTD.
(FORMERLY A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005 AND
FIVE MONTHS PERIOD ENDED MAY 31, 2006
(Currency expressed in United States Dollars (“US$”))

1.	ORGANIZATION AND BUSINESS BACKGROUND

Shaanxi New Century Technology Investment Development Co., Ltd (formerly a development stage company, “the Company”) was incorporated as a limited liability company in the People’s Republic of China (“the PRC”) on November 23, 2001 with its principal place of business in Xian City, Shaanxi Province, the PRC. Its registered capital was RMB30,000,000 (equivalent to US$3,636,000) and Shenzhen Ma Si Pu Medical Technology Development Co., Limited (“Ma Si Pu”) was the major shareholder.

The Company has neither engaged in any operations nor generated revenue from date of incorporation to the year ended December 31, 2005. The Company is therefore considered to be in the development stage during the period from the date of inception through December 31, 2005 and is subject to the risks associated with activities of development stage company, as defined by Statement of Financial Accounting Standards (SFAS) No. 7.

In May 2001, Ma Si Pu entered into a Co-operative Agreement (“the Co-operative Agreement”) with the Tong Du Hospital (“Hospital”) in Xian City, Shaanxi Province, the PRC to set up a new Positive Emission Tomography (“PET”) Scanner and Rotary Gamma Ray Steretactic Neurosurgery System imaging center in the Hospital. Under the Co-operative Agreement, Ma Si Pu agreed to provide two sets of diagnostic imaging medical equipment while the Hospital agreed to provide the related technical personnel (nurses and doctors), recruit patients and support the administration such as billing and collection, to operate the equipment and the center. Ma Si Pu also undertook to provide the spare parts and related maintenance services to the equipment. The duration of the Co-operative Agreement was 16 years and will expire in 2017. At the expiry of the Co-operative Agreement, the Hospital would have an option to purchase the medical equipment used in the center at 50% of their residual values.

Ma Si Pu held the equipment through the Company but their legal title still rested with Ma Si Pu.

The Hospital and Ma Si Pu would each share the net revenue receivable from the patients utilizing the center according to the following profit sharing ratio:

SHAANXI NEW CENTURY TECHNOLOGY
INVESTMENT DEVELOPMENT CO., LTD.
(FORMERLY A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005 AND
FIVE MONTHS PERIOD ENDED MAY 31, 2006
(Currency expressed in United States Dollars (“US$”))

	Period of	Percentage of profit sharing
Phase	operation	The Hospital	Ma Si Pu

I	2001 to 2004	10%	90%
II	2004 to 2007	20%	80%
III	2007 to 2010	30%	70%
IV	2010 to 2013	40%	60%
V	2013 to 2017	50%	50%

On February 2, 2006, the Company, the Hospital and Ma Si Pu also entered into an Additional Cooperation Agreement whereby Ma Si Pu and the Hospital agreed to transfer the entitlement of the share of net revenue center from Ma Si Pu to the Company.

On March 29, 2006, the Company, the Hospital and Ma Si Pu entered into an Assets Transfer Agreement whereby Ma Si Pu and the Hospital agreed to transfer the title of the equipment to the Company.

On March 29, 2006, Ma Si Pu signed an Equity Exchange Agreement (“the Equity Exchange Agreement”) with Mr. Guo Li An and Ms. Dong Ai Ju, for a consideration of RMB33,700,000 (equivalent to US$3,636,000) and both Mr. Guo and Ms. Dong then became the joint owners of the Company.

The Company subsequently became an operating entity and generated revenue from operations since 2006.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

●	Basis of Presentation
These accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

SHAANXI NEW CENTURY TECHNOLOGY
INVESTMENT DEVELOPMENT CO., LTD.
(FORMERLY A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005 AND
FIVE MONTHS PERIOD ENDED MAY 31, 2006
(Currency expressed in United States Dollars (“US$”))

●	Use of Estimates
In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the year reported. Actual results may differ from these estimates.

●	Revenue Recognition
In accordance with the SEC’s Staff Accounting Bulletin No. 104, Revenue Recognition, the Company records revenue when services are received by the customers and realized the amounts net of provisions for discounts, allowance and taxes which are recognized at the time of services performed.

In accordance with the Cooperation Agreement and the Additional Cooperation Agreement, net revenues from services are reported on a monthly basis, when earned, at their net realizable amounts from patients for services rendered at contractually established billing rates, after deducting the total operating cost of the centers. At each of the diagnostic imaging centers, all medical services are delivered by the Hospital to the patients. The Hospital bills and collects service fees from the patients and then passes those fees to the Company, after deducting the operating cost incurred at the center. The Company recognizes net revenues based on the total amount received from the patients during the month, less the monthly operating costs incurred at the centers. There is a time lag ranging from 30 days to 45 days between the month-end and the date the Hospital sends out its billing statement to the Company.

The Company records the revenue, net of sales tax, from the Hospital on a net basis in compliance with EITF 99-19, “Reporting Revenues Gross as a Principle versus Net as an Agent” because the Company:

²	Is not the primary obligor in the arrangement, as it relies on the Hospital to provide the service to the patients;
²	Has limited ability to adjust the cost of services by adjusting the marketing of the service;
²	Has limited ability to determine prices, the Company must follow the price policy within ranges prescribed by the Hospital;
²	Has limited ability to assume risk of non-payment by customers.

SHAANXI NEW CENTURY TECHNOLOGY
INVESTMENT DEVELOPMENT CO., LTD.
(FORMERLY A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005 AND
FIVE MONTHS PERIOD ENDED MAY 31, 2006
(Currency expressed in United States Dollars (“US$”))

The Company’s dependence on the substance and timing of the billing systems of the Hospital may require to estimate portions of the reported revenue for equipment services rendered to the patient. As a result, subsequent adjustments may have to be made to revenue in the financial statements. As the Company does not bill the patients directly, the Company depends on the billing systems and records of the Hospital to record the usage of equipment provided, charge the patients through medical bills and collect payments from the patients and pay the Company then.

Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

●	Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

●	Accounts Receivable, Trade
Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and determined based on managements’ assessment of known requirements, aging of receivables, payment history, the customer’s current credit worthiness and the economic environment. As of May 31, 2006, the Company did not record an allowance for doubtful accounts, nor have there been any write-offs since inception.

SHAANXI NEW CENTURY TECHNOLOGY
INVESTMENT DEVELOPMENT CO., LTD.
(FORMERLY A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005 AND
FIVE MONTHS PERIOD ENDED MAY 31, 2006
(Currency expressed in United States Dollars (“US$”))

●	Plant and Equipment
Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

	Depreciable Life	Residual Value
Medical equipment	11 years	5%

Expenditure for maintenance and repairs is expensed as incurred.

●	Impairment of Long Lived Assets
In accordance with Statement of Financial Accounting Standards No. 121, “Accounting for the impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of’, a long-lived assets and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For the purposes of evaluating the recoverability of long-lived assets, the recoverability test is performed using undiscounted net cash flows related to the long-lived assets. The Company reviews long-lived assets, if any, to determine the carrying values are not impaired.

●	Advertising Cost
The Company expenses advertising costs as incurred in accordance with the American Institute of Certified Public Accountants (“AICPA”) Statement of Position 93-7, “Reporting for Advertising Costs”. No advertising expenses were incurred for the years ended December 31, 2004 and 2005 and five months period ended May 31, 2006.

●	Comprehensive Income
Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income,” establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statement of changes in owners’ equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

SHAANXI NEW CENTURY TECHNOLOGY
INVESTMENT DEVELOPMENT CO., LTD.
(FORMERLY A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005 AND
FIVE MONTHS PERIOD ENDED MAY 31, 2006
(Currency expressed in United States Dollars (“US$”))

●	Income Taxes
The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the statement of operations and comprehensive (loss) income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

●	Foreign Currencies Translation
The functional currency of the Company is the People’s Republic of China Renminbi (“RMB”). The accompanying financial statements have been expressed in United States dollars, the reporting currency of the Company. The balance sheet is translated into United States dollars based on the rates of exchange ruling at the balance sheet date. The statement of operations is translated using a weighted average rate for the year. Translation adjustments are reflected as cumulative translation adjustments in owners’ equity.

●	Segment Reporting
SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company operates in one principal reportable segment.

●	Related Parties
For the purposes of these financial statements, parties are considered to be related if one party has the ability, directly or indirectly, to control the party or exercise significant influence over the party in making financial and operating decisions, or vice versa, or where the Group and the party are subject to common control or common significant influence. Related parties may be individuals or other entities.

SHAANXI NEW CENTURY TECHNOLOGY
INVESTMENT DEVELOPMENT CO., LTD.
(FORMERLY A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005 AND
FIVE MONTHS PERIOD ENDED MAY 31, 2006
(Currency expressed in United States Dollars (“US$”))

●	Fair Value of Financial Instruments
The carrying value of the Company’s financial instruments, which include cash and cash equivalents, accounts and other receivables, due from owners, prepayments, other payable and accrued liabilities, income tax payable, approximate their fair values due to the short-term maturity of these instruments.

●	Recently Issued Accounting Standard
In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No.123R, "Share-Based Payment" ("SFAS 123R"). SFAS 123R revises FASB Statement No. 123 "Accounting for Stock-Based Compensation" and supersedes APB Opinion No. 25 "Accounting for Stock Issued to Employees". SFAS 123R requires all public and non-public companies to measure and recognize compensation expense for all stock-based payments for services received at the grant-date fair value, with the cost recognized over the vesting period (or the requisite service period). SFAS 123R is effective for small business issuers for all interim periods beginning after December 15, 2005. The adoption of SFAS 123R did not have a material impact on the Company's financial statements or results of operations.

SFAS No. 123R permits public companies to adopt its requirements using one of two methods. A “modified prospective” method in which compensation cost is recognized beginning with the effective date (a) based on the requirements of SFAS No. 123R for all share-based payments granted after the effective date and (b) based on the requirements of SFAS No. 123 for all awards granted to employees prior to the effective date of SFAS No. 123R that remain unvested on the effective date. A “modified retrospective” method which includes the requirements of the modified prospective method described above, but also permits entities to restate based on the amounts previously recognized under SFAS No. 123 for purposes of pro forma disclosures either (a) all prior periods presented or (b) prior interim periods of the year of adoption. The Company has yet to determine which method to use in adopting SFAS No. 123R.
In November 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 151 "Inventory Costs - an amendment of ARB No. 43, Chapter 4" ("SFAS 151"). This statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). SFAS 151 requires that those items be recognized as current-period charges. In addition, this Statement requires that allocation of fixed production overheads to costs of conversion be based upon the normal capacity of the production facilities. The provisions of SFAS 151 are effective for fiscal years beginning after June 15, 2005. As such, the Company has adopted these provisions, if any, at the beginning of the fiscal year 2006.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non-monetary Assets - an amendment of APB Opinion No.29" ("SFAS 153"). SFAS 153 replaces the exception from fair value measurement in APB Opinion No. 29 for non-monetary exchanges of similar productive assets with a general exception from fair value measurement for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for all interim periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's financial statements or results of operations.

SHAANXI NEW CENTURY TECHNOLOGY
INVESTMENT DEVELOPMENT CO., LTD.
(FORMERLY A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005 AND
FIVE MONTHS PERIOD ENDED MAY 31, 2006
(Currency expressed in United States Dollars (“US$”))

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("SFAS 154"). SFAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. These requirements apply to all voluntary changes and changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for fiscal years beginning after December 15, 2005. As such, the Company has adopted these provisions, if any, at the beginning of the fiscal year ended December 31, 2006.

In February 2006, the FASB issued SFAS Statement No. 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140” ("SFAS 155"). This Statement amends FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” This Statement permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued for the Company for fiscal year begins after September 15, 2006. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

3.	DUE FROM AN OWNER

The amount represents a temporary advance to an owner. The balance is unsecured, non-interest bearing and was repaid in full in 2006.

4.	PREPAYMENTS

The amount represents the prepayments of medical equipment purchase. (See Note 10(a)).

SHAANXI NEW CENTURY TECHNOLOGY
INVESTMENT DEVELOPMENT CO., LTD.
(FORMERLY A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005 AND
FIVE MONTHS PERIOD ENDED MAY 31, 2006
(Currency expressed in United States Dollars (“US$”))

5.	PLANT AND EQUIPMENT, NET

A summary of plant and equipment as of May 31, 2006, December 31, 2005 and 2004 was:

	2006	2005	2004

Medical equipment	5,379,437	-	-

Less: accumulated depreciation	(175,443)	-	-
Net book value	5,203,994	-	-

Depreciation expense for five months period ended May 31, 2006 was $175,443.

As of May 31, 2006, the carrying amount of medical equipment, approximately $2,762,182 pledged as collateral on the bank loan.

6.	OTHER PAYABLES AND ACCRUED LIABILITIES

A summary of other payables and accrued liabilities as of May 31, 2006, December 31, 2005 and 2004 was:

	2006	2005	2004

Accrued expense	37,040	-	-
Levy payable	22,661	-	-
	59,701	-	-

7.	SECURED BANK LOAN

The amount of bank loan bears interest at 7.5852% per annum and repayable within 12 months. It is collateralized by various medical equipments of the Company.

SHAANXI NEW CENTURY TECHNOLOGY
INVESTMENT DEVELOPMENT CO., LTD.
(FORMERLY A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005 AND
FIVE MONTHS PERIOD ENDED MAY 31, 2006
(Currency expressed in United States Dollars (“US$”))

8.	LONG-TERM PAYABLE TO AN OWNER

The amount represents the loan advanced by an owner, Mr. Guo to the Company in relation to equipment purchase prepayment. The balance is unsecured, non-interest bearing and repayable after 12 months.

9.	TAXATION

The Company is subject to taxes in China. Pursuant to the PRC Income Tax Laws, the Company is generally subject to enterprise income tax (“EIT”) at a statutory rate of 33% (30% national income tax plus 3% local income tax).

The following is a reconciliation between the EIT statutory rate to the effective tax rate for the years ended December 31, 2004 and 2005 and five months period ended May 31, 2006:

	2006	2005	2004

EIT statutory rate	33%	33%	33%
Effect of net operating loss carry forwards	-	(33%)	(33%)
	33%	-	-

The primary components of temporary differences which give rise to the Company's deferred tax assets are as follows:

	2006	2005	2004

Net operating loss carry forwards	-	86	5
Valuation allowances	-	(86)	(5)
Net deferred tax assets	-	-	-

As of December 31, 2004 and 2005, valuation allowances of $Nil were provided on the deferred tax assets due to the uncertainty surrounding their realization.

SHAANXI NEW CENTURY TECHNOLOGY
INVESTMENT DEVELOPMENT CO., LTD.
(FORMERLY A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005 AND
FIVE MONTHS PERIOD ENDED MAY 31, 2006
(Currency expressed in United States Dollars (“US$”))

10. COMMITMENTS AND CONTINGENCIES

(a) Capital commitment
As of May 31, 2006, the Company has contracted to purchase medical equipment amounting to $3,432,000 (equivalent to RMB27,500,000), of which $2,745,600 was paid to the equipment supplier.

(b) Operating lease commitment
The Company currently does not have any formal rent agreements. An owner, Mr. Guo maintained the office space for the Company. The Company recorded rent expense of $3,120 for five months period ended May 31, 2006.

11. OWNERS’ EQUITY

In accordance with the Company’s Articles of Association, the authorized capital was $3,636,000 (RMB30,000,000). The net capital contribution by the former owners of the Company as of December 31, 2004 and 2005 were $10,706 and $13,407 respectively.

According to the Equity Exchange Agreement of March 29, 2006, Ma Si Pu agreed to transfer the ownership of the two sets of diagnostic imaging medical equipments into the Company as paid-in capital at a consideration equivalent to the outstanding registered capital of the Company.

12. STATUTORY RESERVES

The Company is required to make appropriations to reserves funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after-tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of the Company’s registered capital. Appropriation to the statutory public welfare fund is 10% of the after-tax net income determined in accordance with the PRC GAAP. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. Since the Company generated any after-tax net income determined in accordance with the PRC GAAP during five months period ended May 31, 2006, an appropriation of $6,999 was made for the period then.

SHAANXI NEW CENTURY TECHNOLOGY
INVESTMENT DEVELOPMENT CO., LTD.
(FORMERLY A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005 AND
FIVE MONTHS PERIOD ENDED MAY 31, 2006
(Currency expressed in United States Dollars (“US$”))

13. CHINA CONTRIBUTION PLAN

Full-time employees of the Company are entitled to staff welfare benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a China government-mandated multi-employer defined contribution plan. The Company is required to accrue for these benefits based on certain percentages of the employees’ salaries. Since the employees were recruited under a statutory probation period as of May 31, 2006 and no contributions were required to be made for such employee benefits for the period then ended. The Company accrued the employee benefit of $1,242 for the period ended May 31, 2006.

14. CONCENTRATIONS AND RISKS

(a) Major Customers
100% of the Company’s assets were located in China and 100% of the Company’s revenues were derived from customers located in China. There is no single customer who account for 10% or more of revenues of the Company.

(b) Credit Risk
Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and trade account receivables. The Company performs ongoing credit evaluations of its customers' financial condition, but does not require collateral to support such receivables.

ITEM 9.01(b) - PROFORMA FINANCIAL INFORMATION

The following pro forma financial statements, of Registrant and New Century are set forth below: (i) Consolidated (Unaudited) Condensed Pro Forma Balance Sheet of GFR Pharmaceuticals, Inc. and New Century as of September 30, 2006; (ii) Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the nine months ended September 30, 2006; and (iii) Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the year ended December 31, 2005.

PRO FORMA FINANCIAL STATEMENTS

The following consolidated (Unaudited) condensed pro forma balance sheet reflects the financial position of GFR Pharmaceuticals, Inc. as of September 30, 2006 as if the merger with New Century had been completed as of that date, and the consolidated (Unaudited) condensed pro forma statements of income for GFR Pharmaceuticals, Inc. for the nine months ended September 30, 2006 and for the year ended December 31, 2005, as if the merger had been completed as of those dates. The merger was actually consummated on December 11, 2006.

These financial statements are presented for informational purposes only and do not purport to be indicative of the financial position that would have resulted if the merger had been consummated at each company's year end. The pro forma financial statements should be read in conjunction with Registrant’s financial statements and related notes thereto contained in Registrant’s SEC quarterly and annual filings (including the current reports on Form 8-K filed with the Commission in connection with the reverse merger) and New Century’s financial statements and related notes thereto contained elsewhere in this Form 8-K.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information.

GFR PHARMACEUTICALS, INC. AND SHAANXI NEW CENTURY TECHNOLOGY INV. DEV. CO., LTD.
Consolidated (Unaudited) Condensed Balance Sheet
As of September 30, 2006

		Shaanxi New
		Century
		Technology
		Investment
ASSETS	GFR	Development	(Unaudited)		(Unaudited)
	Pharmaceuticals	Co., Ltd.	Adjustments		Total

CURRENT ASSETS
Cash and Cash Equivalents	$-	$250,429	$-		$250,429
Inventory	1,963,739	-	(1,963,739)	C	-
Accounts Receivable	1,196,157	189,370	(1,196,157)	C	189,370
Prepaid Expenses and Other Receivables	48,475	3,051,931	(48,475)	C	3,051,931
TOTAL CURRENT ASSETS	3,208,371	3,491,730	(3,208,371)		3,491,730

PROPERTY AND EQUIPMENT
Property and Equipment	1,602,586	5,603,277	(1,602,586)	C	5,603,277
Accumulated Depreciation	(675,853)	(321,067)	675,853	C	(321,067)
Net Property and Equipment	926,733	5,282,210	(926,733)		5,282,210

TOTAL ASSETS	$4,135,104	$8,773,940	$(4,135,104)		$8,773,940

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts Payable and Accrued Liabilities	$924,425	$-	$(924,425)	C	$-
Bank Line	901,141	-	(901,141)	C	-
Secured Bank Loan	-	1,518,000	-		1,518,000
Other Payables and Accrued Liabilities	-	74,346	-		74,346
Related Party Loans	183,890	-	(183,890)	C	-
Shareholder Payables	149,794	-	(149,794)	C	-
Income Taxes Payable	-	150,008	-		150,008
Current Portion of Obligations Under Capital Lease	58,306	-	(58,306)	C	-
Current Portion of Long Term Debt	8,930	-	(8,930)	C	-
TOTAL CURRENT LIABILITIES	2,226,486	1,742,354	(2,226,486)		1,742,354

LONG TERM LIABILITIES
Obligations Under Capital Lease	59,450	-	(59,450)	C	-
Long Term Payable to an Owner	-	2,932,297	-		2,932,297
Long Term Debt	131,436	-	(131,436)	C	-
Deferred Tax Liability	236,257	-	(236,257)	C	-
TOTAL LONG TERM LIABILITIES	427,143	2,932,297	(427,143)		2,932,297

STOCKHOLDERS' EQUITY
Paid Up Capital	$-	3,636,000	(3,636,000)	A	$-
Statutory Reserve	-	29,499	(29,499)	A	-
Common Stock ($.001 par value, 100,000,000 shares to be authorized:
41,079,940 shares issued and outstanding)	1,080	-	40,000	B	41,080
Additional Paid-in-Capital	698,961	-	3,563,649	A,B,C	4,262,610
Accumulated Other Comprehensive Income	-	168,557	(168,557)		-
Currency Translation Adjustment	230,407	-	-		230,407
Retained Earnings	551,027	265,233	(1,251,068)	A	(434,808)
TOTAL STOCKHOLDERS' EQUITY	1,481,475	4,099,289	(1,481,475)		4,099,289

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,135,104	8,773,940	(4,135,104)		$8,773,940

See accompanying notes to (unaudited) pro forma financial statements.

GFR PHARMACEUTICALS, INC. AND SHAANXI NEW CENTURY TECHNOLOGY INV. DEV. CO., LTD.
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Nine Months Ended September 30, 2006

		Shaanxi New
		Century
		Technology
		Investment	(Unaudited)	(Unaudited)
	GFR	Development	ProForma	ProForma
	Pharmaceuticals	Co., Ltd.	Adjustments	Total

SALES AND COST OF SALES:
Sales	$5,303,833	$978,568	$-	$6,282,401
Cost of Sales	3,726,005	-	-	3,726,005
Gross Profit	1,577,828	978,568	-	2,556,396

OTHER REVENUES:
Other income	-	-	-	-
	1,577,828	978,568	-	2,556,396

OPERATING EXPENSES:
Selling, general and administrative	1,383,789	440,142	-	1,823,931
	1,383,789	440,142	-	1,823,931

OPERATING INCOME	194,039	538,426	-	732,465

OTHER (INCOME) EXPENSE:
Interest expense	81,642	93,595	-	175,237
Interest income	-	(171)	-	(171)
Currency exchange, net	16,494	-	-	16,494

NET INCOME BEFORE INCOME TAXES	95,903	445,002	-	540,905

INCOME TAXES	47,797	150,008	-	197,805

NET INCOME	$48,106	$294,994	$-	$343,100

See accompanying notes to (unaudited) pro forma financial statements.

GFR PHARMACEUTICALS, INC. AND SHAANXI NEW CENTURY TECHNOLOGY INV. DEV. CO., LTD.
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Year Ended December 31, 2005

		Shaanxi New
		Century
		Technology
		Investment	(Unaudited)	(Unaudited)
	GFR	Development	ProForma	ProForma
	Pharmaceuticals	Co., Ltd.	Adjustments	Total
SALES AND COST OF SALES:
Sales	$6,536,108	$-	$-	$6,536,108
Cost of Sales	4,909,356	-	-	4,909,356
Gross Profit	1,626,752	-	-	1,626,752

OTHER REVENUES:
Other income	-	-	-	-
	1,626,752	-	-	1,626,752

OPERATING EXPENSES:
Selling, general and administrative	1,426,495	373	-	1,426,868
	1,426,495	373	-	1,426,868

OPERATING INCOME (LOSS)	200,257	(373)	-	199,884

OTHER (INCOME) EXPENSE:
Interest expense	75,154	-	-	75,154
Interest income	-	(126)	-	(126)
Currency exchange, net	(34,711)	-	-	(34,711)

NET INCOME (LOSS) BEFORE INCOME TAXES	159,814	(247)	-	159,567

INCOME TAXES	50,429	-	-	50,429

NET INCOME (LOSS)	$109,385	$(247)	$-	$109,138

See accompanying notes to (unaudited) pro forma financial statements.

GFR PHARMACEUTICALS, INC. AND SHAANXI NEW CENTURY TECHNOLOGY INV. DEV. CO., LTD.
Adjustments to Consolidated (Unaudited) Condensed Pro Forma Statements
September, 2006

A = On June 26, 2006, GFR Pharmaceuticals, Inc. signed a Plan of Exchange with Shaanxi and filed an 8-K. The Shaanxi stockholders acquired the majority of the outstanding common stock of GFR Pharmaceuticals, Inc. The transaction is accounted for as a reverse purchase acquisition/merger wherein is the accounting acquirer and GFR Pharmaceuticals, Inc. is the legal acquirer due to change on control. Accordingly, the accounting acquirer records the assets purchased and liabilities assumed as part of the merger and the entire stockholders equity section of the legal acquirer is eliminated with negative book value acquired offset against the paid in capital of the accounting acquirer.

B = To record 40,000,000 restricted common shares issued to Shaanxi shareholders per 8-K above. These shares will be issued at the closing of the transaction.

C = To record elimination of all material liabilities of GFR Pharmaceuticals per the 8-K.  In addition, the elimination of assets is recorded herein so as to properly account for the sale  of shares of three subsidiaries of GFR Pharmaceuticals, Inc. to Richard Pierce of his nominee  per the 8-K. This entry also accounts for transfer of all of the debt owed by the subsidiaries to Richard Pierce or his nominee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By Order of the Board of Directors GFR Pharmaceuticals, Inc.

Dated: December 11, 2006	By:	/s/ Wang, Li An
Wang, Li An

EXHIBIT INDEX

Exhibit Number	Description

10.1	Plan of Exchange, dated June 26, 2006 (1)

(1) Incorporated by reference into Form 8-K filed on July 3, 2006